COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 30, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

15. COMMITMENTS AND CONTINGENCIES

In December 2023, the Company was named as a defendant in a putative class action lawsuit, captioned Umpa v. The National Association of Realtors, et al., which was filed in the United States District Court for the Western District of Missouri (the “Umpa Matter”). The Umpa Matter alleges that certain real estate brokerages, including the Company, participated in practices that resulted in inflated buyer broker commissions, in violation of federal antitrust laws. On April 7, 2024, the Company entered into a settlement agreement to resolve the Umpa Matter on a nationwide basis. This settlement conclusively addresses all claims asserted against the Company in the Umpa Matter, releasing the Company, its subsidiaries, and affiliated agents from these claims. The settlement does not constitute an admission of liability by the Company, nor does it concede or validate any of the claims asserted in the litigation. Pursuant to the terms of the settlement agreement, the Company paid $9.25 million into a qualified settlement fund following the court’s preliminary approval of the settlement agreement. This settlement amount is presented as a current asset in funds held in restricted escrow account, and as a current liability in other payables, on the Company’s Consolidated Statements of Financial Position for the period ended September 30, 2024.

Additionally, the Company agreed to implement specific changes to its business practices. These changes include clarifications about the negotiability of commissions, prohibitions on claims that buyer agent services are free, and the inclusion of listing broker compensation offers in communications with clients. The Company also agreed to develop training materials to support these practice changes. The settlement agreement received final court approval on October 31, 2024, and will take effect following any appeals process, if applicable. There were no changes to the settlement agreement between preliminary and final approval. The Company does not foresee the settlement terms having a material impact on its future operations.

On June 14, 2024, the Company was named as a defendant in a putative class action lawsuit, captioned Kyle Miholich v. The Real Brokerage Inc., et al., which was filed in the United States District Court for the Southern District of California (“Class Action”). The Class Action alleges that real estate agents acting as independent contractors to the Company under an Independent Contractor Agreement sent text messages that violated the federal Telephone Consumer Protection Act. The Company’s policies require the independent contractor real estate agents to comply with the Telephone Consumer Protection Act. The plaintiffs are seeking certification of the Class Action, injunctive relief prohibiting future violations of the Telephone Consumer Protection Act, monetary damages for each alleged statutory violation and reimbursement of their litigation costs and attorneys’ fees. The Company will vigorously defend against the claims asserted in the Class Action, and the Company is unable to predict the outcome of the Class Action or whether an outcome unfavorable to the Company would have a material adverse effect on its results of operations or financial condition.